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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                January 23, 2003


                       Cabot Microelectronics Corporation
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      000-30205                36-4324765
--------------------------------    -----------------------     ----------------
(State or other jurisdiction of     (Commission File Number)      (IRS Employer
         incorporation)                                          Identification)


                    870 Commons Drive, Aurora, Illinois 60504
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               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
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              (Registrant's telephone number, including area code)

                                 Not applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On January 23, 2003, Cabot Microelectronics Corporation issued a press release entitled "Cabot Microelectronics Reports Results For First Fiscal Quarter 2003," a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release contains financial and other information including that related to our first fiscal quarter ended December 31, 2002. The press release also includes cautionary statements identifying important factors that could cause actual results to differ materially from those described by any forward-looking statements.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  The following exhibits are filed herewith:

                  99.1 Text of press release, dated January 23, 2003, entitled "Cabot Microelectronics Reports Results For First Fiscal Quarter 2003."



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CABOT MICROELECTRONICS CORPORATION


Date: January 23, 2003                By: /s/ DANIEL S. WOBBY
                                          -------------------
                                          Daniel S. Wobby
                                          Corporate Controller and
                                          Acting Chief Financial Officer
                                          [Principal Accounting Officer and
                                          Acting Principal Financial Officer]






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                                INDEX TO EXHIBITS

Exhibit
Number            Title
------            -----


99.1 Text of press release, dated January 23, 2003, entitled "Cabot Microelectronics Reports Results For First Fiscal Quarter 2003."










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